UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2017

CEMTREX, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37464	30-0399914
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

19 Engineers Lane
Farmingdale, New York	11735
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 756-9116

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Cemtrex, Inc.

January 24, 2017

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 24, 2017, Cemtrex, Inc. filed a Certificate of Designation with the Delaware Secretary of State creating a new series of its authorized preferred stock designated as the “Series 1 Preferred Stock.” The number of shares initially constituting the Series 1 Preferred Stock was set at 3,000,000 shares. A copy of the Certificate of Designation setting forth the powers, preferences, rights, qualifications, limitations and restrictions of such series of preferred stock is attached hereto as Exhibit 3.1 and incorporated herein in its entirety by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1	Certificate of Designation of the Series 1 Preferred Stock of Cemtrex, Inc. filed with the Secretary of State of the State of Delaware on January 24, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEMTREX, INC.

Date: January 24, 2017	By:	/s/ Saagar Govil
Saagar Govil
Chairman, Chief Executive Officer and President